Note 16 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]
16.	Commitments and contingencies

(a) Lease commitments

Minimum operating lease payments are as follows:

Year ended December 31
2017	$21,783
2018	17,463
2019	14,395
2020	12,046
2021	8,849
Thereafter	10,620

(b) Contingencies
In the normal course of operations, the Company is subject to routine claims and litigation incidental to its business. Litigation currently pending or threatened against the Company includes disputes with former employees and commercial liability claims related to services provided by the Company. The Company believes resolution of such proceedings, combined with amounts set aside, will not have a material impact on the Company’s financial condition or the results of operations.